UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07154

Cohen & Steers Total Return Realty Fund, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, NY 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.

(a)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2024. The total returns for Cohen & Steers Total Return Realty Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2024
Cohen & Steers Total Return Realty Fund at Net Asset Value(a)	–0.07%
Cohen & Steers Total Return Realty Fund at Market Value(a)	2.60%
FTSE Nareit All Equity REITs Index(b)	–2.19%
Blended Benchmark—80% FTSE Nareit All Equity REITs Index/20% ICE BofA REIT Preferred Securities Index(b)	–1.71%
S&P 500 Index(b)	15.29%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.08 per share on a monthly basis.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofA REIT Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market including all REITs. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Consolidated Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

Real estate stocks modestly declined in the six-month period ended June 30, 2024. The group underperformed broader equities, as an uncertain macro environment clouded the outlook for real estate companies’ financing costs. Economic growth in most major markets exceeded expectations, and progress on disinflation slowed. Interest rates rose as a result, and expectations on the magnitude of central bank rate cuts were reduced. Some major central banks, including the European Central Bank, modestly cut rates in June 2024, while the U.S. Federal Reserve signaled that its first rate reduction in this cycle was likely to occur in the fourth quarter, at the earliest, and would be data-dependent.

At the same time, real estate fundamentals generally remained solid, with largely balanced property supply/demand conditions, generally healthy tenants and improving revenue and earnings growth outlooks from landlords.

Fund Performance

The Fund had a slightly negative total return in the period based on NAV, but outperformed its blended benchmark (the Fund had a positive return based on market price).

While real estate investment trusts (REITs) were negative overall, returns varied widely by property type. Data centers had a modest gain, adding to their sizable advance in 2023. The sector continued to benefit from strong demand for data centers, driven by cloud migration and the early innings of an expected multi-year tailwind from Artificial Intelligence (AI). The Fund’s stock selection in data centers contributed to relative performance. In addition, the Fund’s overweight in specialty REIT Iron Mountain benefited performance with a gain; the company has continued to expand into data center operations.

Single-family homes for rent continued to benefit from favorable supply and demand fundamentals, partly resulting from high mortgage rates and affordability challenges in the homes-for-sale market. The Fund’s overweight in the sector helped performance. Apartments outperformed broader REITs amid better-than-expected fundamentals, particularly in coastal markets. An underweight allocation to apartment owners detracted from relative performance.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Health care landlords performed well, lifted by robust senior housing and medical office space fundamentals. The Fund’s overweight and stock selection in the sector aided performance, led by an overweight in Welltower; the company benefited from rising occupancy rates in its senior living facilities and the company’s ability to find attractive acquisition opportunities.

Free-standing retail REITs declined, with cost-of-capital challenges potentially making external growth generally more difficult for these companies. The Fund’s stock selection in the sector hindered relative performance. Elsewhere of note, the industrials and telecommunications sectors had sizable downturns, with the latter hindered by a rise in bond yields. On balance, the Fund’s allocations to those sectors modestly aided performance.

Real estate preferred securities had a slight decline in the period, hindered by rising bond yields, but held up better than REIT common shares. The Fund’s underweight allocation to preferred securities detracted from relative performance compared with its blended benchmark. However, the Fund had an out-of-benchmark allocation to corporate bonds (issued by banks and other companies) that had a collective gain in the portfolio, aiding performance.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material impact on the Fund’s total return for the six months ended June 30, 2024.

The Fund also used forward foreign currency exchange contracts to manage currency risk on certain Fund positions denominated in foreign currencies. The currency forwards did not have a material impact on the Fund’s total return for the six months ended June 30, 2024.

Sincerely,

ELAINE ZAHARIS-NIKAS	JASON YABLON
Portfolio Manager	Portfolio Manager

MATHEW KIRSCHNER
Portfolio Manager

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2024

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	6.46%	4.93%	6.85%	9.16%
Fund at Market Value	10.21%	4.34%	7.93%	8.93%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of brokerage commissions or taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations was September 27, 1993.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

June 30, 2024

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Net Assets

American Tower Corp.	$29,006,161	9.5
Welltower, Inc.	21,750,720	7.1
Prologis, Inc.	18,989,824	6.2
Digital Realty Trust, Inc.	15,411,180	5.1
Simon Property Group, Inc.	14,846,799	4.9
Iron Mountain, Inc.	13,115,528	4.3
Equinix, Inc.	12,484,656	4.1
Crown Castle, Inc.	11,362,510	3.7
Invitation Homes, Inc.	11,357,678	3.7
VICI Properties, Inc., Class A	9,316,964	3.1

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Sector Breakdown(b)

(Based on Net Assets)

(Unaudited)

(b)	Excludes derivative instruments.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2024 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	77.8%
APARTMENT	5.7%
AvalonBay Communities, Inc.		6,099	$1,261,822
Camden Property Trust		8,641	942,820
Essex Property Trust, Inc.		28,915	7,870,663
UDR, Inc.		176,748	7,273,180

			17,348,485

DATA CENTERS	9.1%
Digital Realty Trust, Inc.		101,356	15,411,180
Equinix, Inc.		16,501	12,484,656

			27,895,836

DIVERSIFIED	0.8%
WP Carey, Inc.		45,314	2,494,536

FREE STANDING	2.6%
NETSTREIT Corp.		142,445	2,293,364
Realty Income Corp.		107,562	5,681,425

			7,974,789

GAMING	3.1%
VICI Properties, Inc., Class A		325,313	9,316,964

HEALTH CARE	9.5%
Healthcare Realty Trust, Inc., Class A		433,472	7,143,619
Welltower, Inc.		208,640	21,750,720

			28,894,339

HOTEL	1.2%
Host Hotels & Resorts, Inc.		207,770	3,735,705

INDUSTRIALS	8.2%
Americold Realty Trust, Inc.		106,681	2,724,633
BG LLH, LLC (Lineage Logistics)(a)		21,740	2,124,215
Prologis, Inc.(b)		169,084	18,989,824
Rexford Industrial Realty, Inc.		26,994	1,203,663

			25,042,335

MANUFACTURED HOME	2.4%
Sun Communities, Inc.		60,353	7,262,880

See accompanying notes to consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Shares	Value
OFFICE	0.6%
Highwoods Properties, Inc.		71,119	$1,868,296

REGIONAL MALL	4.9%
Simon Property Group, Inc.		97,805	14,846,799

SELF STORAGE	3.6%
Extra Space Storage, Inc.		47,440	7,372,650
Public Storage		12,686	3,649,128

			11,021,778

SHOPPING CENTER	1.7%
Kimco Realty Corp.		268,353	5,222,149

SINGLE FAMILY HOMES	4.2%
American Homes 4 Rent, Class A		42,081	1,563,730
Invitation Homes, Inc.		316,458	11,357,678

			12,921,408

SPECIALTY	4.6%
Iron Mountain, Inc.		146,346	13,115,528
Lamar Advertising Co., Class A		6,511	778,260

			13,893,788

TELECOMMUNICATIONS	13.2%
American Tower Corp.		149,224	29,006,161
Crown Castle, Inc.		116,300	11,362,510

			40,368,671

TIMBERLAND	2.4%
Rayonier, Inc.		71,983	2,093,986
Weyerhaeuser Co.		179,429	5,093,989

			7,187,975

TOTAL COMMON STOCK (Identified cost—$191,362,673)			237,296,733

PREFERRED SECURITIES—EXCHANGE-TRADED	8.5%
APARTMENT	0.2%
Centerspace, 6.625%, Series C(c)		19,695	465,789

BANKING	1.0%
Bank of America Corp., 5.375%, Series KK(c)		14,965	347,338
Bank of America Corp., 6.00%, Series GG(c)		24,869	620,730

See accompanying notes to consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Shares	Value
JPMorgan Chase & Co., 4.625%, Series LL(c)		22,843	$478,332
JPMorgan Chase & Co., 5.75%, Series DD(c)		13,000	323,700
Wells Fargo & Co., 4.25%, Series DD(c)		9,775	183,477
Wells Fargo & Co., 4.75%, Series Z(c)		18,400	375,544
Wells Fargo & Co., 7.50%, Series L (Convertible)(c)		500	594,485

			2,923,606

BROKERAGE	0.1%
Morgan Stanley, 6.375%, Series I(c)		15,000	375,750

DIVERSIFIED	1.3%
Armada Hoffler Properties, Inc., 6.75%, Series A(c)		53,000	1,134,200
DigitalBridge Group, Inc., 7.125%, Series J(c)		43,643	1,046,559
DigitalBridge Group, Inc., 7.15%, Series I(c)		74,794	1,839,933

			4,020,692

FREE STANDING	0.5%
Agree Realty Corp., 4.25%, Series A(c)		16,180	285,415
Realty Income Corp., 6.00%, Series A(c)		49,333	1,189,419

			1,474,834

HOTEL	0.8%
Pebblebrook Hotel Trust, 5.70%, Series H(c)		24,000	436,800
Pebblebrook Hotel Trust, 6.375%, Series G(c)		18,566	363,708
RLJ Lodging Trust, 1.95%, Series A (Convertible)(c)		15,408	383,505
Summit Hotel Properties, Inc., 5.875%, Series F(c)		14,054	281,220
Summit Hotel Properties, Inc., 6.25%, Series E(c)		31,105	666,580
Sunstone Hotel Investors, Inc., 6.125%, Series H(c)		11,402	248,678

			2,380,491

INDUSTRIALS	0.5%
LXP Industrial Trust, 6.50%, Series C(c)		17,289	784,402
Rexford Industrial Realty, Inc., 5.625%, Series C(c)		23,833	500,493
Rexford Industrial Realty, Inc., 5.875%, Series B(c)		15,000	325,800

			1,610,695

INSURANCE	0.1%
Allstate Corp., 7.375%, Series J(c)		10,725	286,572

MANUFACTURED HOME	0.1%
UMH Properties, Inc., 6.375%, Series D(c)		18,731	430,626

See accompanying notes to consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Shares	Value
OFFICE	0.4%
City Office REIT, Inc., 6.625%, Series A(c)		20,543	$372,034
Hudson Pacific Properties, Inc., 4.75%, Series C(c)		28,000	383,320
Vornado Realty Trust, 5.25%, Series N(c)		22,545	337,273

			1,092,627

REGIONAL MALL	0.0%
Brookfield Property Partners LP, 5.75%, Series A(c)		506	6,001

SELF STORAGE	1.1%
National Storage Affiliates Trust, 6.00%, Series A(c)		15,031	341,654
Public Storage, 4.00%, Series P(c)		33,847	607,554
Public Storage, 4.625%, Series L(c)		70,000	1,427,300
Public Storage, 4.70%, Series J(c)		28,621	590,451
Public Storage, 4.75%, Series K(c)		17,000	360,910

			3,327,869

SHOPPING CENTER	1.0%
CTO Realty Growth, Inc., 6.375%, Series A(c)		4,500	90,585
Kimco Realty Corp., 5.125%, Series L(c)		6,975	142,639
Regency Centers Corp., 5.875%, Series B(c)		25,000	543,750
Saul Centers, Inc., 6.00%, Series E(c)		21,465	433,593
Saul Centers, Inc., 6.125%, Series D(c)		39,100	804,678
SITE Centers Corp., 6.375%, Class A(c)		48,952	1,074,496

			3,089,741

SINGLE FAMILY HOMES	0.4%
American Homes 4 Rent, 5.875%, Series G(c)		23,645	529,175
American Homes 4 Rent, 6.25%, Series H(c)		33,098	773,500

			1,302,675

SPECIALTY	0.1%
EPR Properties, 5.75%, Series G(c)		16,472	322,192

TELECOMMUNICATION SERVICES	0.5%
AT&T, Inc., 4.75%, Series C(c)		18,000	362,880
AT&T, Inc., 5.00%, Series A(c)		18,000	379,440
AT&T, Inc., Senior Debt, 5.625%, due 8/1/67		19,118	457,303
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70		17,967	363,113

			1,562,736

See accompanying notes to consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Shares	Value
UTILITIES	0.4%
CMS Energy Corp., 5.625%, due 3/15/78		5,162	$124,353
CMS Energy Corp., 5.875%, due 10/15/78		17,000	410,040
CMS Energy Corp., 5.875%, due 3/1/79		20,000	484,200
Sempra, 5.75%, due 7/1/79		9,984	233,126
Southern Co., 4.95%, due 1/30/80, Series 2020		2,579	56,919

			1,308,638

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$28,075,794)			25,981,534

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	8.8%
BANKING	5.2%
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(c)(d)(e)		200,000	213,363
Bank of America Corp., 6.10% to 3/17/25, Series AA(c)(e)		567,000	566,765
Bank of America Corp., 6.25% to 9/5/24, Series X(c)(e)		875,000	873,558
Bank of New York Mellon Corp., 3.75% to 12/20/26, Series I(c)(e)		388,000	359,012
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(e)		200,000	210,027
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(c)(d)(e)		800,000	869,274
BNP Paribas SA, 7.75% to 8/16/29 (France)(c)(d)(e)(f)		800,000	808,812
BNP Paribas SA, 8.50% to 8/14/28 (France)(c)(d)(e)(f)		400,000	410,687
Charles Schwab Corp., 4.00% to 6/1/26, Series I(c)(e)		1,250,000	1,174,383
Charles Schwab Corp., 4.00% to 12/1/30, Series H(c)(e)		500,000	427,632
Citigroup Capital III, 7.625%, due 12/1/36 (TruPS)		150,000	157,374
Citigroup, Inc., 4.00% to 12/10/25, Series W(c)(e)		900,000	864,159
Citigroup, Inc., 4.15% to 11/15/26, Series Y(c)(e)		400,000	374,350
Citigroup, Inc., 5.95% to 5/15/25, Series P(c)(e)		400,000	397,886
Citigroup, Inc., 6.25% to 8/15/26, Series T(c)(e)		430,000	430,775
Credit Agricole SA, 6.875% to 9/23/24 (France)(c)(d)(e)(f)		300,000	299,413
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(c)(d)(e)		400,000	394,638
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(c)(d)(e)		600,000	577,272
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(c)(d)(e)(f)		200,000	199,985
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(c)(e)		430,000	430,687
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(c)(e)		250,000	258,841

See accompanying notes to consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Principal Amount*		Value
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(c)(d)(e)			800,000	$801,711
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(c)(e)			300,000	297,014
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(c)(e)			553,000	552,231
Regions Financial Corp., 5.75% to 6/15/25, Series D(c)(e)			200,000	196,990
Societe Generale SA, 8.00% to 9/29/25 (France)(c)(d)(e)(f)			600,000	599,682
Societe Generale SA, 9.375% to 11/22/27 (France)(c)(d)(e)(f)			200,000	202,721
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(c)(g)		EUR	200,000	232,948
Swedbank AB, 7.75% to 3/17/30 (Sweden)(c)(d)(e)(g)			200,000	200,145
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(e)			200,000	207,772
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(c)(d)(e)(g)			400,000	397,451
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(c)(d)(e)(f)			400,000	431,361
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(c)(e)			1,120,000	1,072,457
Wells Fargo & Co., 7.625% to 9/15/28(c)(e)			270,000	288,199

				15,779,575

BROKERAGE	0.2%
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(c)(e)			225,000	210,713
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(c)(e)			250,000	257,713

				468,426

ENERGY	0.1%
BP Capital Markets PLC, 6.45% to 12/1/33(c)(e)			250,000	257,433

FINANCE	0.1%
American Express Co., 3.55% to 9/15/26, Series D(c)(e)			219,000	204,699

HOTEL	0.1%
Host Hotels & Resorts LP, 5.70%, due 7/1/34			285,000	280,264

INSURANCE	0.5%
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(e)(g)			400,000	389,752

See accompanying notes to consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Principal Amount*		Value
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(e)			300,000	$302,920
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(e)			300,000	296,634
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(e)(g)			606,000	606,817

				1,596,123

PIPELINES	0.5%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(e)			300,000	291,886
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(e)			340,000	341,181
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(e)			270,000	291,744
Energy Transfer LP, 6.50% to 11/15/26, Series H(c)(e)			200,000	197,770
Energy Transfer LP, 7.125% to 5/15/30, Series G(c)(e)			515,000	511,416

				1,633,997

SHOPPING CENTER	0.4%
Regency Centers LP, 5.25%, due 1/15/34			205,000	199,748
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(e)(f)			400,000	386,564
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(e)(f)			400,000	372,821
Unibail-Rodamco-Westfield SE, 7.25% to 7/3/28 (France)(c)(e)(g)		EUR	300,000	338,148

				1,297,281

TELECOMMUNICATION SERVICES	0.7%
AT&T, Inc., 2.875% to 3/2/25, Series B(c)(e)		EUR	500,000	525,503
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(e)			800,000	682,996
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(e)			70,000	51,667
Vodafone Group PLC, 6.25% to 7/29/24, due 10/3/78 (United Kingdom)(e)(g)			500,000	499,543
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(e)			300,000	309,698

				2,069,407

See accompanying notes to consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Principal Amount*		Value
UTILITIES	1.0%
AES Corp., 7.60% to 10/15/29, due 1/15/55(e)			100,000	$101,289
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(e)			400,000	366,213
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(e)			400,000	398,916
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(c)(e)			347,000	327,330
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(e)			283,000	289,003
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(e)			335,000	333,725
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(e)(f)			333,000	335,114
Sempra, 4.125% to 1/1/27, due 4/1/52(e)			500,000	462,725
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(e)			535,000	503,494

				3,117,809

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$27,206,428)				26,705,014

CORPORATE BONDS	2.4%
APARTMENT	0.1%
Essex Portfolio LP, 5.50%, due 4/1/34			460,000	456,171

DATA CENTERS	0.2%
Equinix Europe 2 Financing Corp. LLC, 5.50%, due 6/15/34			510,000	509,366

DIVERSIFIED	0.1%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27(f)			175,000	153,418

FREE STANDING	0.1%
Agree LP, 5.625%, due 6/15/34			125,000	123,777
Realty Income Corp., 5.125%, due 7/6/34		EUR	275,000	318,067

				441,844

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31			100,000	83,172

See accompanying notes to consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Principal Amount*	Value
OFFICE	0.2%
Hudson Pacific Properties LP, 5.95%, due 2/15/28		450,000	$383,071
Piedmont Operating Partnership LP, 9.25%, due 7/20/28		175,000	186,795

			569,866

RETAIL	0.1%
Essential Properties LP, 2.95%, due 7/15/31		200,000	164,647

SELF STORAGE	0.1%
Public Storage Operating Co., 5.35%, due 8/1/53		225,000	217,238

SHOPPING CENTER	0.9%
Federal Realty OP LP, 4.50%, due 12/1/44		268,000	216,924
Kimco Realty OP LLC, 6.40%, due 3/1/34		165,000	174,484
Kite Realty Group Trust, 4.75%, due 9/15/30		900,000	860,182
Necessity Retail REIT, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/28(f)		600,000	528,509
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, due 11/15/31		200,000	163,608
Phillips Edison Grocery Center Operating Partnership I LP, 5.75%, due 7/15/34		255,000	251,982
Retail Opportunity Investments Partnership LP, 6.75%, due 10/15/28		275,000	284,787
Tanger Properties LP, 2.75%, due 9/1/31		225,000	183,429

			2,663,905

SINGLE FAMILY HOMES	0.1%
American Homes 4 Rent LP, 5.50%, due 2/1/34		170,000	167,236

SPECIALTY	0.4%
Newmark Group, Inc., 7.50%, due 1/12/29(f)		110,000	113,172
VICI Properties LP, 5.125%, due 5/15/32		375,000	357,523
VICI Properties LP, 5.625%, due 5/15/52		200,000	180,262
VICI Properties LP, 6.125%, due 4/1/54		150,000	144,133
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30(f)		594,000	540,691

			1,335,781

See accompanying notes to consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

		Principal Amount*	Value
TELECOMMUNICATIONS	0.1%
American Tower Corp., 5.65%, due 3/15/33		425,000	$427,871

TOTAL CORPORATE BONDS (Identified cost—$7,376,491)			7,190,515

		Ownership%††
PRIVATE REAL ESTATE—OFFICE	0.9%
Legacy Gateway JV LLC, Plano, TX(h)		7.9%	2,847,975

TOTAL PRIVATE REAL ESTATE (Identified cost—$3,297,269)			2,847,975

		Shares

SHORT-TERM INVESTMENTS	0.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.25%(i)		1,555,079	1,555,079
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(i)		463,553	463,553

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,018,632)			2,018,632

PURCHASED OPTION CONTRACTS (Premiums paid—$12,178)	0.0%		176

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$259,349,465)	99.0%		302,040,579
WRITTEN OPTION CONTRACTS (Premiums received—$84,312)	(0.0)		(43,813)
OTHER ASSETS IN EXCESS OF LIABILITIES	1.0		3,056,187
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS (Equivalent to $11.46 per share based on 26,618,087 shares of common stock outstanding)	100.0%		$304,927,953

See accompanying notes to consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

Exchange-Traded Option Contracts

Purchased Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(j)	Premiums Paid	Value
Call—Equinix, Inc.	$840.00	7/19/24	8	$605,280	$12,178	$176

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(j)	Premiums Received	Value
Call—Equinix, Inc.	$860.00	7/19/24	(16)	$(1,210,560)	$(16,545)	$(89)
Call—Iron Mountain, Inc.	92.50	7/19/24	(69)	(618,378)	(6,152)	(3,795)
Call—Equinix, Inc.	830.00	8/16/24	(9)	(680,940)	(15,662)	(6,778)
Call—Healthcare Realty Trust, Inc.	17.50	8/16/24	(338)	(557,024)	(12,105)	(8,450)
Call—Iron Mountain, Inc.	95.00	8/16/24	(69)	(618,378)	(6,732)	(7,590)
Put—Rexford Industrial Realty, Inc.	40.00	7/19/24	(132)	(588,588)	(6,412)	(869)
Put—Equity LifeStyle Properties, Inc.	60.00	8/16/24	(42)	(273,546)	(3,996)	(2,299)
Put—Omega Healthcare Investors, Inc.	31.00	8/16/24	(366)	(1,253,550)	(10,458)	(7,320)
Put—Public Storage	270.00	8/16/24	(21)	(604,065)	(6,250)	(6,623)

			(1,062)	$(6,405,029)	$(84,312)	$(43,813)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	1,346,476	USD	1,463,579	7/2/24	$21,570
Brown Brothers Harriman	USD	1,443,234	EUR	1,346,476	7/2/24	(1,225)
Brown Brothers Harriman	EUR	1,356,721	USD	1,456,230	8/2/24	1,128
						$21,473

See accompanying notes to consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2024 (Unaudited)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)

Restricted security. Aggregate holdings equal 0.7% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937. Security value is determined based on significant unobservable inputs (Level 3).

(b)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $2,253,500 in aggregate has been pledged as collateral.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $6,406,515 or 2.1% of the net assets of the Fund.

(e)	Security converts to floating rate after the indicated fixed–rate coupon period.
(f)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $5,382,950 which represents 1.8% of the net assets of the Fund, of which 0.0% are illiquid.

(g)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $2,664,804 which represents 0.9% of the net assets of the Fund, of which 0.0% are illiquid.

(h)	Security value is determined based on significant unobservable inputs (Level 3).
(i)	Rate quoted represents the annualized seven–day yield.
(j)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2024 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$259,349,465)	$302,040,579
Cash	83,821
Foreign currency, at value (Identified cost—$20,132)	19,859
Receivable for:
Investment securities sold	2,246,750
Dividends and interest	1,422,644
Unrealized appreciation on forward foreign currency exchange contracts	22,698
Other assets	32,638

Total Assets	305,868,989

LIABILITIES:
Written option contracts, at value (Premiums received—$84,312)	43,813
Unrealized depreciation on forward foreign currency exchange contracts	1,225
Payable for:
Investment securities purchased	331,969
Investment advisory fees	173,644
Administration fees	9,923
Other liabilities	255,462

Total Liabilities	816,036

Series A Cumulative Preferred Stock (125 shares authorized and issued at $1,000 per share) (Note 7)	125,000

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$304,927,953

NET ASSETS Applicable to Common Shareholders consist of:
Paid-in capital	$266,414,790
Total distributable earnings/(accumulated loss)	38,513,163

$304,927,953

NET ASSET VALUE PER COMMON SHARE:
($304,927,953 ÷ 26,618,087 common shares outstanding)	$11.46

MARKET PRICE PER COMMON SHARE	$11.56

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER COMMON SHARE	0.87%

See accompanying notes to consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2024 (Unaudited)

Investment Income:
Dividend income	$4,707,730
Interest income	923,907

Total Investment Income	5,631,637

Expenses:
Investment advisory fees	1,056,003
Shareholder reporting expenses	126,845
Administration fees	85,262
Professional fees	77,741
Custodian fees and expenses	36,640
Transfer agent fees and expenses	16,200
Directors’ fees and expenses	6,947
Miscellaneous	11,357

Total Expenses	1,416,995

Net Investment Income (Loss)	4,214,642

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	5,002,748
Written option contracts	123,345
Forward foreign currency exchange contracts	1,584
Foreign currency transactions	1,355

Net realized gain (loss)	5,129,032

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(10,078,736)
Written option contracts	176,135
Forward foreign currency exchange contracts	31,840
Foreign currency translations	(929)

Net change in unrealized appreciation (depreciation)	(9,871,690)

Net Realized and Unrealized Gain (Loss)	(4,742,658)

Net Increase (Decrease) in Net Assets Resulting from Operations	(528,016)

Distributions Paid to Series A Cumulative Preferred Stockholders (Note 7)	(7,458)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting From Operations	$(535,474)

See accompanying notes to consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (Unaudited)

	For the Six Months Ended June 30, 2024	For the Year Ended December 31, 2023
Change in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$4,214,642	$8,996,327
Net realized gain (loss)	5,129,032	15,321,854
Net change in unrealized appreciation (depreciation)	(9,871,690)	10,948,262
Distributions paid to Series A Cumulative Preferred Stockholders	(7,458)	(14,833)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(535,474)	35,251,610

Distributions to Common Shareholders	(12,754,337)	(25,449,637)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	901,860	1,400,686

Total increase (decrease) in net assets applicable to Common Shareholders	(12,387,951)	11,202,659
Net Assets Applicable to Common Shareholders:
Beginning of period	317,315,904	306,113,245

End of period	$304,927,953	$317,315,904

See accompanying notes to consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the consolidated financial statements. It should be read in conjunction with the consolidated financial statements and notes thereto.

	For the Six Months Ended June 30, 2024(a)		For the Year Ended December 31,
Per Share Operating Data:			2023(a)		2022(a)		2021(a)	2020	2019
Net asset value per common share, beginning of period	$11.96		$11.59		$16.33		$13.09	$14.21	$11.89

Income (loss) from investment operations:
Net investment income (loss)(b)	0.16		0.34		0.30		0.18	0.26	0.29
Net realized and unrealized gain (loss)	(0.18)		0.99		(3.81)		4.23	(0.37)	2.99
Distributions paid to Series A Cumulative Preferred Stockholders	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—	—	—

Total from investment operations applicable to common shares	(0.02)		1.33		(3.51)		4.41	(0.11)	3.28

Less dividends and distributions to common shareholders from:

Net investment income	(0.48)		(0.34)		(0.30)		(0.21)	(0.26)	(0.30)
Net realized gain	—		(0.62)		(0.93)		(0.96)	(0.75)	(0.66)

Total dividends and distributions to common shareholders	(0.48)		(0.96)		(1.23)		(1.17)	(1.01)	(0.96)

Anti-dilutive effect from the issuance of reinvested shares	—		0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)

Net increase (decrease) in net asset value per common share	(0.50)		0.37		(4.74)		3.24	(1.12)	2.32

Net asset value per common share, end of period	$11.46		$11.96		$11.59		$16.33	$13.09	$14.21

Market value per common share, end of period	$11.56		$11.75		$12.23		$17.16	$13.27	$14.48

Total net asset value return(d)	–0.07	%(e)	12.14%		–22.09%		34.70%	0.01%	28.14%

Total market value return(d)	2.60	%(e)	4.41%		–21.77%		39.63%	–0.50%	44.42%

See accompanying notes to consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2024(a)		For the Year Ended December 31,
Ratios/Supplemental Data:			2023(a)		2022(a)		2021(a)	2020	2019
Net assets applicable to common shareholders, end of period (in millions)	$304.9		$317.3		$306.1		$429.4	$343.6	$372.1

Ratios to average daily net assets:

Expenses	0.94	%(f)(g)	0.94	%(g)	0.96	%(g)	0.89%	0.88%	0.86%

Net investment income (loss)	2.79	%(f)(g)	2.96	%(g)	2.17	%(g)	1.21%	2.10%	2.16%

Portfolio turnover rate	16	%(e)	24%		28%		38%	53%	52%

Preferred Stock

Series A Cumulative Preferred Stock at liquidation value, end of period (in 000s)	$125.0		$125.0		$125.0		—	—	—

Asset coverage ratio for Series A Cumulative Preferred Stock	244,042%		253,953%		244,991%		—	—	—

Asset coverage per $1,000 liquidation value per share of Series A Cumulative Preferred Stock	$2,440,424		$2,539,527		$2,449,906		—	—	—

(a)	Consolidated (see Note 1).
(b)	Calculation based on average shares outstanding.
(c)	Amount is less than $0.005.
(d)

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(e)	Not annualized.
(f)	Annualized.
(g)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

See accompanying notes to consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is high total return through investment in real estate securities.

Cohen & Steers RFI Trust (the REIT Subsidiary), is a wholly-owned subsidiary of the Fund organized under the laws of the state of Maryland as a statutory trust on September 29, 2021 that commenced operations on November 30, 2021. The REIT Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies. The Fund expects that it will achieve a significant portion of its exposure to private real estate investments through investment in the REIT Subsidiary. The REIT Subsidiary may use wholly-owned, limited liability companies to contain the exposure of individual private real estate investments. Unlike the Fund, the REIT Subsidiary may invest without limitation in private real estate. Investments in the REIT Subsidiary are limited to 25% of the Fund’s total assets. The Consolidated Schedule of Investments includes positions of the Fund and the REIT Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the REIT Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the REIT Subsidiary. Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the

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investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock—Real Estate:
Industrials	$22,918,120	$—	$2,124,215	(a)	$25,042,335
Other Industries	212,254,398	—	—		212,254,398
Preferred Securities— Exchange-Traded	25,981,534	—	—		25,981,534
Preferred Securities—Over-the-Counter	—	26,705,014	—		26,705,014
Corporate Bonds	—	7,190,515	—		7,190,515
Private Real Estate—Office	—	—	2,847,975	(b)	2,847,975
Short-Term Investments	—	2,018,632	—		2,018,632
Purchased Option Contracts	—	176	—		176

Total Investments in Securities(c)	$261,154,052	$35,914,337	$4,972,190		$302,040,579

Forward Foreign Currency Exchange Contracts	$—	$22,698	$—		$22,698

Total Derivative Assets(c)	$—	$22,698	$—		$22,698

Forward Foreign Currency Exchange Contracts	$—	$(1,225)	$—		$(1,225)
Written Option Contracts	(27,155)	(16,658)	—		(43,813)

Total Derivative Liabilities(c)	$(27,155)	$(17,883)	$—		$(45,038)

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(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1-Portfolio Valuation.

(c)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2023	Change in unrealized appreciation (depreciation)	Balance as of June 30, 2024
Common Stock—Real Estate—Industrials	$2,363,790	$(239,575)	$2,124,215
Private Real Estate—Office	3,058,561	(210,586)	2,847,975

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2024 which were valued using significant unobservable inputs (Level 3) amounted to $(450,161).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at June 30, 2024	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock—Real Estate—Industrials	$2,124,215	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple	19.3x	Increase

Private Real Estate—Office	$2,847,975	Discounted Cash Flow	Terminal Capitalization Rate Discount Rate	7.00% 8.00%	Decrease Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on

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foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

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Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2024, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and/or tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2024 the Fund’s fiscal year end.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Distributions Subsequent to June 30, 2024: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date/ Record Date	Payable Date	Amount
7/16/24	7/31/24	$0.080
8/13/24	8/30/24	$0.080
9/10/24	9/30/24	$0.080

Distributions to holders of Series A Cumulative Preferred Stock are accrued daily and paid semi-annually and are determined as described in Note 7. The payments made to the holders of the Fund’s Series A Cumulative Preferred Stock are treated as dividends or distributions.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2024, no additional provisions for income tax are required in the Fund’s consolidated financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The REIT Subsidiary has elected to be taxed as a REIT under Subchapter M of the Code. The REIT Subsidiary’s qualification and taxation as a REIT depends upon the REIT Subsidiary’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the Code. Those qualification tests involve the percentage of income that it earns from specified sources, the percentage of its assets that falls within specified categories, the diversity of the ownership of its shares, and the percentage of its taxable income that the REIT Subsidiary distributes. As a REIT, the REIT Subsidiary generally will be allowed to deduct dividends paid to its shareholders and, as a result, the REIT Subsidiary will not be subject to U.S. federal income tax on that portion of its ordinary income and net capital gain that the REIT Subsidiary annually distributes to its shareholders, as long as the REIT Subsidiary meets the minimum distribution requirements under the Code. The REIT Subsidiary intends to make distributions on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

For the current open tax year and for all major jurisdictions, management of the REIT Subsidiary has analyzed and concluded that there are no uncertain tax positions that would require recognition in the Fund’s consolidated financial statements. The REIT Subsidiary’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the six months ended June 30, 2024, the Fund incurred $60,343 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $934 for the six months ended June 30, 2024.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2024, totaled $48,691,069 and $53,789,526, respectively.

Note 4. Investments in Non-Consolidated Limited Liability Company

In accordance with requirements under Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated subsidiaries as significant subsidiaries under the rules and, accordingly, below is summary financial information for the Fund’s investments in non-consolidated limited liability companies at historical cost as of June 30, 2024. The Fund states its ownership interests in non-consolidated limited liability companies at fair value.

Legacy Gateway JV LLC(a)
Balance Sheet:
Assets:
Real estate, net (total cost)	$86,647,665
Cash	2,739,555
Other current assets	1,142,260

Total Assets	$90,529,480

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Legacy Gateway JV LLC(a)
Liabilities and Equity:
Mortgage notes payable	$52,000,000
Accrued expenses and accounts payable	1,098,170
Tenant security deposits	81,449
Other liabilities	92,645

Total Liabilities	53,272,264

Equity	37,257,216

Total Liabilities and Equity	$90,529,480

Income Statement
Revenue	$4,666,653
Expenses	3,885,306

Net Income	$781,347

(a)

Represents summarized financial information of Legacy Gateway JV LLC, a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024, which includes 100% of ownership interests in the limited liability company.

Note 5. Derivative Investments

The following tables present the value of derivatives held at June 30, 2024, if any, and the effect of derivatives held during the six months ended June 30, 2024, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Purchased Option Contracts— Exchange-Traded(a)	Investments in securities, at value	$176	—	$—
Written Option Contracts— Exchange-Traded(a)	—	—	Written option contracts, at value	43,813
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(b)	Unrealized appreciation	22,698	Unrealized depreciation	1,225

(a)	Not subject to a master netting agreement or another similar arrangement.
(b)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Consolidated Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	$(7,182)	$(12,002)
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	123,345	176,135
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	1,584	31,840

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

The following summarizes the monthly average volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2024:

	Purchased Option Contracts(a)(b)	Written Option Contracts(a)(b)	Forward Foreign Currency Exchange Contracts(b)
Average Notional Amount	$603,930	$4,475,631	$1,091,372

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for all months in which the Fund had option contracts and forward foreign currency exchange contracts outstanding at month-end. For the period, this represents three months for purchased option contracts, six months for written option contracts and six months for forward foreign currency exchange contracts.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Income Tax Information

As of June 30, 2024, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$259,349,465

Gross unrealized appreciation on investments	$55,297,207
Gross unrealized depreciation on investments	(12,544,121)

Net unrealized appreciation (depreciation) on investments	$42,753,086

Note 7. Series A Cumulative Preferred Stock

On January 27, 2022, the Fund’s wholly-owned REIT Subsidiary completed a private placement of 125 shares of 12.0% Series A Cumulative Non-Voting Preferred Stock (the Preferred Stock) for aggregate gross proceeds of $125,000. The Preferred Stock has a liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends (the Liquidation Preference). The Preferred Stock dividends are cumulative at a rate of 12.0% per annum and are redeemable under certain conditions by the REIT Subsidiary or subject to mandatory redemption upon default of certain coverage requirements at a redemption price equal to the Liquidation Preference.

Note 8. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2024, the Fund issued 79,197 shares of common stock at $901,860 for the reinvestment of dividends. During the year ended December 31, 2023, the Fund issued 115,873 shares of common stock at $1,400,686 for the reinvestment of dividends.

On December 12, 2023, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding as of January 1, 2024 through December 31, 2024.

During the six months ended June 30, 2024 and December 31, 2023, the Fund did not effect any repurchases.

Note 9. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Options Risk: Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Private Real Estate Risk: The Fund’s investments in private real estate include additional risks. For example, lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund’s investments in private real estate are expected to be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

REIT Subsidiary Risk: Investments in a REIT Subsidiary are subject to risks associated with the direct ownership of real estate. A REIT Subsidiary, and therefore the Fund, may be affected by changes in the real estate markets generally as well as changes in the values of any properties owned by a REIT Subsidiary or securing any mortgages owned by a REIT Subsidiary (which changes in value could be influenced by market conditions for real estate in general or issues related to the particular property). If a REIT Subsidiary’s underlying assets are concentrated in properties used by a particular industry, it will be subject to risks associated with such industry.

By investing through a REIT Subsidiary, the Fund bears the fees and expenses of the REIT Subsidiary (including, among other things operating costs, transaction expenses, administrative and custody fees, legal expenses and custody expenses). Thus, investing through a REIT Subsidiary may cause the Fund to be subject to higher operating expenses than if it invested directly.

Real Estate Limited Liability Company Risk: The Fund through a REIT subsidiary may invest in real estate limited liability companies with third parties. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, which include risks associated with having a limited liability company partner, such as the real estate limited liability company partner becoming insolvent or bankrupt, engaging in fraud or other misconduct or having economic or business interests or goals that conflict with the Fund’s business interest or goals. Also, the terms of the limited liability company agreement could restrict the Fund’s ability to sell or transfer its interest to a third party or could cause the Fund to sell its interest or acquire its partner’s interest at a time when the Fund otherwise would not have initiated such a transaction.

In addition, disputes between the Fund and its real estate limited liability company partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and trustees from focusing their time and efforts on the Fund’s business. Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate limited liability company partner.

Geopolitical Risk: Geopolitical events, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union (such as Brexit) and related geopolitical events, have led and may in the future lead to market volatility and have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Russia’s military invasion of Ukraine has significantly amplified already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. Ongoing conflicts in the Middle East could have similar negative impacts.

Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, AI Technologies), may pose risks to the Fund. For instance, the global economy may be significantly disrupted or otherwise adversely impacted by the rapid advanced development of AI Technologies and by efforts to regulate or control its use and advancement. The legal and regulatory frameworks within which AI Technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Some political leaders around the world (including in the U.S. and certain European nations) have been elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.

Regulatory Risk: Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

In May 2024, the standard settlement cycle for numerous types of U.S. securities, including Fund shares and many of the securities the Fund invests in, moved from two business days after the transaction date (T+2) to the next business day after the transaction date (T+1). This reduced settlement cycle may result in additional risks and costs to the Fund, including increased operational risks associated with the resolution of trade breaks and exceptions. These risks will be heightened in light of certain Fund investments (such as certain non-U.S. securities) that have longer settlement cycles than is expected of Fund shares.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Note 10. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2024 through the date that the consolidated financial statements were issued, and has determined that no additional disclosure in the consolidated financial statements is required.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 25, 2024. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

George Grossman	18,999,658	683,211
Jane Magpiong	18,990,139	692,730
Adam M. Derechin	19,061,011	621,858

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(The following pages are unaudited)

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Changes to Portfolio Management Team

Effective April 1, 2024, Elaine Zaharis-Nikas was added as a portfolio manager of the Fund.

Effective August 1, 2024, William F. Scapell no longer serves as a portfolio manager of the Fund. Elaine Zaharis-Nikas, Jason Yablon and Mathew Kirschner continue to serve as portfolio managers of the Fund.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 4, 2024 and at a meeting of the full Board of Directors held on June 18, 2024. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive sessions on June 17, 2024 and June 18, 2024. At the meeting of the full Board of Directors on June 18, 2024, the Advisory Agreement was unanimously continued for a term ending June 30, 2025 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark and a relevant linked blended benchmark. The Board of Directors considered that, on a net asset value basis (NAV), the Fund outperformed the Peer Group medians for the three-, five- and ten-year periods and underperformed for the one-year period ended March 31, 2024, ranking one out of four peers, one out of four peers, one out of four peers and three out of four peers, respectively. The Board of Directors also noted that, on a NAV basis, the Fund outperformed the linked blended benchmark and the linked benchmark for the one-, three-, five- and ten-year periods ended March 31, 2024. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, and the Investment Advisor’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the contractual and actual management fees paid by the Fund, as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee and total expense ratio were the lowest in the Peer Group, ranking one out of four peers for each. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreement to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 866-227-0757

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS FUTURE OF ENERGY FUND

•	Designed for investors seeking total return, investing primarily in securities of traditional and alternative energy companies

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer and Vice President

Yigal D. Jhirad

Vice President

Jason A. Yablon

Vice President

Mathew Kirschner

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray, LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	RFI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

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Semi-Annual Financial Statements June 30, 2024

Cohen & Steers

Total Return

Realty Fund (RFI)

RFISAR

(b)

Notice of Internet Availability of Shareholder Report(s)

COHEN & STEERS ID:	XXXXX XXXXX XXXXX XXXXX

Important Fund Report(s) Now Available Online and In Print by Request. Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. we encourage you to review the report(s) at the website below:

https://www.cohenandsteers.com/funds/fund-literature

Cohen & Steers Total Return Realty Fund

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

1-866-345-5954

www.FundReports.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included in Item 1 above.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 1 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable.

(b) Effective April 1, 2024, Elaine Zaharis-Nikas was added as a portfolio manager of the Registrant. Effective August 1, 2024, William F. Scapell no longer serves as a portfolio manager of the Registrant. Elaine Zaharis-Nikas, Jason Yablon and Mathew Kirschner continue to serve as portfolio managers of the Registrant.

Information pertaining to Ms. Zaharis-Nikas, as of September 5, 2024, is set forth below.

Elaine Zaharis-Nikas • Portfolio manager since April 2024	Senior Vice President of Cohen & Steers Capital Management, Inc. (the “Advisor”) since 2014. Prior to that, Vice President of C&S since 2005.

Ms. Zaharis-Nikas manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The following tables show, as of June 30, 2024, the number of other accounts she managed in each of the listed categories and the total assets in the other accounts managed within each category. None of the accounts managed by Ms. Zaharis-Nikas are subject to performance-based fees.

Elaine Zaharis-Nikas	Number of accounts	Total assets

• Registered investment companies	12	$20,191,386,151

• Other pooled investment vehicles	15	$2,679,649,083

• Other accounts	20	$2,963,737,872

Conflicts of Interest. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to one of the Registrant’s strategies, the Advisor has procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged.

For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to a Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related limitations (such as client-imposed restrictions or lack of available cash), for equity strategies it is the general policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment strategy, except where an allocation would not produce a meaningful position size. The Advisor generally attempts to allocate orders for the same fixed income security on a pro rata basis among participating eligible accounts. Purchases and sales of fixed income securities, including new issues and other limited investment opportunities may differ from a pro-rata allocation based on the investment objective, guideline restrictions, the benchmark and characteristics of the particular account. When determining which accounts will participate in a block trade, the Advisor also takes into consideration factors that may include duration, sector and/or issuer weights relative to benchmark, cash flows / liquidity needs, style, maturity and credit quality. In addition, if the allocation process results in a very small allocation, or if there are minimum security requirements that are not achieved at our targeted position size, these amounts can be reallocated to other clients. To reach desired outcomes with regards to portfolio characteristics, certain portfolios may hold different securities with substantially similar investment characteristics to achieve its investment objective, such that comparable risk positioning, in accordance with guidelines and mandates, is realized over time. In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the other accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the other accounts.

Certain of the portfolio managers may from time to time manage one or more accounts in which the Advisor holds a substantial interest (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor, however, not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not normally be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. However, in the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the Advisor, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Certain accounts managed by the Advisor may compensate the Advisor using performance based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by the Advisor, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.

Certain of the portfolio managers may from time to time manage portfolios used in a unified managed account programs or other model portfolio arrangements (collectively, “Model Portfolios”) offered by various sponsors and/or other non-Cohen & Steers investment advisors. In connection with these Model Portfolios, portfolio managers provide investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts. The Advisor maintains procedures designed to deliver portfolios on a fair and equitable basis. Trades for Cohen & Steers discretionary managed accounts, including the Registrant, are worked contemporaneously with the delivery of updated model information. The Model Portfolios may achieve a security weighting ahead of or after the weighting achieved in the Registrant.

Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus compensation.

The Advisor and the Registrant have adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Advisor Compensation Structure. Compensation of portfolio managers and other investment professionals is comprised of: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of Cohen & Steers, Inc. (“CNS”), the parent company of the Advisor. All employees, including the portfolio managers and other investment professionals, also receive certain retirement, insurance and other benefits. Compensation is reviewed on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are effective the January following the fiscal year-end of CNS.

Method to Determine Compensation. Compensation for the portfolio managers is determined by evaluating four primary components, in order of emphasis: (1) investment performance, (2) leadership and collaboration, (3) team level revenue changes and (4) the firm’s financial results. The investment performance evaluation is based on the team’s excess returns versus a representative benchmark and, where available, on the percentile rankings relative to an institutional peer group and percentile rankings relative to a retail peer group. The performance metrics are on a pre-tax and pre-expense basis and are reviewed for both the one- and three-year periods, with a greater weight given to the three-year period. The benchmark and peers which most represent the investment strategy are used in evaluating performance. For portfolio managers responsible for multiple Funds and other accounts, performance is evaluated on an aggregate basis. Leadership and collaboration are evaluated through a qualitative assessment. The qualitative factors considered for evaluating leadership include, among others, process and innovation, team development, thought leadership, client service and cross team cooperation. A final factor is based on portfolio managers’ ownership level in the Funds they manage.

On an annual basis, the performance metrics and leadership factors are aggregated to produce a quantitative assessment of the portfolio manager and investment team. This assessment is considered alongside calendar year over year changes in a strategy’s advisory fees earned, the operating performance of the Advisor and CNS, and market factors to determine appropriate levels for salaries, bonuses and stock-based compensation. Base compensation for portfolio managers are fixed and vary in line with the portfolio manager’s seniority and position with the firm. Cash bonuses and stock based compensation may fluctuate significantly from year-to-year, based on this framework.

The Advisor has a negligible number of accounts with performance based fees, and although portfolio managers do not directly receive a portion of these fees, performance based fees may contribute to the overall profitability of the Advisor.

Share Ownership. As of June 30, 2024, Ms. Zaharis-Nikas did not own securities of the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date: September 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj
Title: Principal Financial Officer
(Treasurer and Chief Financial Officer)

Date: September 5, 2024